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                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 2000, with respect to the financial statements of Funco, Inc. included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-68294) of GameStop Corp.




                                                  /s/ Ernst & Young LLP




Minneapolis, Minnesota
January 22, 2002